UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On April 21, 2026, Profusa Inc., a Delaware corporation (the “Company”), and Bio Insights LLC, a limited liability company (“Seller”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which Seller agreed to sell, convey, assign, transfer, and deliver to the Company substantially all of the know-how assets relating to Seller’s PanOmics Assay, an integrated, NGS multi-omics analysis platform combining genomics, transcriptomics, metabolomics, and related fields, used in drug discovery and precision medicine (the “Purchased Assets”). The Purchased Assets include all proprietary methodologies, data, processes, algorithms, software, databases, laboratory notebooks, goodwill, and other assets relating to the PanOmics Assay, but expressly exclude all Patent Rights and biological samples (which remain with Seller, subject to a Sample Access License granting the Company the exclusive right to test samples for clinical validation purposes). The Company will not assume any liabilities of Seller.

The aggregate purchase price is $30,000,000 (the “Purchase Price”), to be satisfied through the issuance by the Company to Seller of a newly created series of non-voting preferred stock designated as “Series A Convertible Preferred Stock” (the “Preferred Stock”), convertible into shares of the Company’s common stock one (1) year following the date of issuance. The number of conversion shares will be determined based on the closing trading price of the Company’s common stock on the date preceding the Closing Date. The issuance of the Preferred Stock and the conversion shares (collectively, the “Securities”) is subject to stockholder approval as required by Nasdaq Listing Rules 5635(a) and 5635(d). The Securities are subject to a five (5) year lock-up period, with one-fourth (1/4) released on each anniversary commencing on the first anniversary of issuance. Company has agreed to provide Seller with customary registration rights with respect to the resale registration of the common stock issuable upon conversion of the Preferred Stock, including demand registration rights, piggyback registration rights, expense reimbursement, and indemnification provisions, all as set forth in a registration rights agreement to be entered into at or prior to the Closing. Following the Closing, Seller shall be entitled to receive a royalty equal to three percent (3%) of net revenue derived from commercialization of the PanOmics Assay, payable quarterly in arrears.

The Asset Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions for a transaction of this type, including: (i) non-competition and non-solicitation covenants binding on Seller for five (5) years; (ii) Seller’s obligation to provide transition assistance for 24 months following the Closing; (iii) the Company’s covenant to hold a stockholder meeting on or before June 30, 2026; and (iv) a Voting Agreement pursuant to which Seller shall vote its shares in accordance with the recommendation of the Company’s board of directors. The Closing is subject to customary closing conditions, and either party may terminate the Asset Purchase Agreement if the Closing has not occurred on or before September 30, 2026.

The Asset Purchase Agreement has been included as an exhibit hereto solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company. The representations, warranties, and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement as of the dates specified therein and solely for the benefit of the parties to the Asset Purchase Agreement. In addition, the representations, warranties, and covenants contained in the Asset Purchase Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Asset Purchase Agreement. As a result, investors should not rely on the representations, warranties, and covenants included in the Asset Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The offer and sale to Seller of the Securities will be made in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. Seller has represented that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, that Seller has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities, and that Seller is acquiring the Securities for its own account, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act.

Item 8.01 Other Information.

The Company will prepare and file a proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its annual meeting (the “Annual Meeting”) for the purpose of obtaining the approval of the Company’s stockholders of the issuance of the Securities (the “Stockholder Approval”), as required by the applicable rules and regulations of Nasdaq. The Company shall use its reasonable best efforts to solicit from stockholders proxies in favor of the approval of the issuance of the Securities at the Annual Meeting. The Proxy Statement shall include the recommendation of the Company’s board of directors that the Company’s stockholders approve the issuance of the Securities (the “Board Recommendation”), unless the Company’s board of directors determines in good faith, after consultation with outside legal counsel, that making or maintaining the Board Recommendation would be inconsistent with its fiduciary duties under applicable law. The Annual Meeting is required to be held on or before June 30, 2026.

In addition, the Company will make best efforts to conclude a financing contemporaneous with the Closing or within thirty days following the Closing pursuant to which the Company will raise $10,000,000 in additional equity financing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, as the term is defined under federal securities laws, that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts, including statements regarding or implying the Company’s expectations and intentions regarding the completion or effects of the transactions contemplated by the Asset Purchase Agreement, its intention to file the Proxy Statement for the Annual Meeting to approve the issuance of the Securities, including the recommendation of the Board that the issuance of the Securities be approved by the Company’s stockholders, its expectation of completing a financing, and other statements that do not relate solely to historical or current facts are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “designed,” “objective,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which could cause actual results or facts to differ materially from those statements expressed or implied in the forward-looking statements, including, but not limited to: (i) the ability of the parties to consummate the transactions contemplated by the Asset Purchase Agreement; (ii) satisfaction of closing conditions precedent to the consummation of the transactions; (iii) potential delays in consummating the transactions; (iv) the ability of the Company to timely prepare and file the Proxy Statement for the Annual Meeting; (v) the potential that the Company’s stockholders do not approve the issuance of the Securities; (vi) the ability of the Company to successfully integrate and commercialize the Purchased Assets; (vii) the execution costs to the Company of the transactions contemplated by the Asset Purchase Agreement; (viii) and general economic, market, and business conditions. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results or performance to differ materially from those contained in any forward-looking statements we may make.

A further discussion of these and other factors that could cause our actual outcomes and results to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in the filings we make with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, and other reports we may file with the SEC from time to time. The forward-looking statements contained in this Current Report on Form 8-K relate only to events as of the date stated or, if no date is stated, as of the date of this Current Report on Form 8-K. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

Additional Information and Where to Find It

The Company intends to file the Proxy Statement, including any amendments or supplements thereto, with the SEC with respect to the Annual Meeting to be held in connection with the transactions contemplated by the Asset Purchase Agreement. Promptly after filing the definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting to consider the issuance of the Securities. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT, INCLUDING ANY DOCUMENT INCORPORATED BY REFERENCE THEREIN, CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE ASSET PURCHASE AGREEMENT, THE TRANSACTIONS AND RELATED MATTERS. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Proxy Statement, if and when filed, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the transactions contemplated by the Asset Purchase Agreement at the SEC’s website at www.sec.gov and on the SEC filings section of our website at investors.profusa.com. The Company’s website address is provided as an inactive textual reference only. The information provided on, or accessible through, the Company’s website is not part of this Current Report on Form 8-K and therefore is not incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed “participants” in any solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Asset Purchase Agreement. Information regarding the identity of the Company’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC. Information regarding subsequent changes to the holdings of the Company’s securities by the Company’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available through the SEC’s website at www.sec.gov. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the transactions contemplated by the Asset Purchase Agreement if, and when, it is filed with the SEC. The Proxy Statement, if and when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and on the investor relations section of our website at ir.profusa.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of April 21, 2026, by and between Profusa Inc. and Bio Insights LLC
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Certain information has been redacted from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and is the type of information that is treated as private or confidential by the Registrant. The Registrant hereby agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Profusa Inc.
Dated: April 27, 2026
	By:	/s/ Ben Hwang
Ben Hwang
Chief Executive Officer

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